                                                                    Exhibit 99.1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them.

Dated: February 14, 2001

                                   Draper Fisher Associates Fund III, L.P.


                                   By: /s/ Tim Draper
                                       ----------------------------------------
                                       Name:  Tim Draper
                                       Title: Managing Director


                                   Draper Fisher Management Company III, LLC


                                   By: /s/ Tim Draper
                                       ----------------------------------------
                                       Name:  Tim Draper
                                       Title: Managing Director



                                   /s/ Tim Draper
                                   --------------------------------------------
                                   Timothy C. Draper



                                   /s/ John H.N. Fisher
                                   --------------------------------------------
                                   John H.N. Fisher



                                   /s/ Stephen T. Jurvetson
                                   --------------------------------------------
                                   Stephen T. Jurvetson

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                                   Draper Fisher Partners III, LLC


                                   By: /s/ Tim Draper
                                       ----------------------------------------
                                       Name:  Tim Draper
                                       Title: Managing Director


                                   Draper Associates, L.P.


                                   By: /s/ Tim Draper
                                       ----------------------------------------
                                       Name:  Tim Draper
                                       Title: Managing Director


                                   Draper Associates, Inc.


                                   By: /s/ Tim Draper
                                       ----------------------------------------
                                       Name:  Tim Draper
                                       Title: Managing Director

                                       1